                                                                   April 1, 1999
                         Supplement to the PaineWebber
                            Tax-Managed Equity Fund
         Prospectus Dated October 4, 1998 (as revised October 23, 1998)

Dear Investor,

  This is a supplement to the Prospectus of PaineWebber Tax-Managed Equity Fund ("Fund").

  The following replaces the information concerning the portfolio manager of the Fund in the first two sentences of the third paragraph under the heading "About the Investment Adviser", in the "Management" section, on page 17 of the Prospectus:

Mark A. Tincher and Christopher G. Altschul are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank ("Chase") where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase, and oversaw the management of all Chase U.S. equity funds. Mr. Altschul is a first vice president of Mitchell Hutchins. He is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins in April 1995, Mr. Altschul worked as an equity analyst at Chase.